SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2012

COLOMBIA ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32735	87-0567033
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

One Embarcadero Center, Suite 500, San Francisco, CA	94901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 460-1165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to Forward-looking statements include the information concerning our possible or assumed future results of operations, business strategies, need for financing, competitive position, potential growth opportunities, potential operating performance improvements, ability to retain and recruit personnel, the effects of competition, the effects of future legislation or regulations, and other risks in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01	Entry into a Material Definitive Agreement.

As described below under Item 2.01, Colombia Energy Resources, Inc. (the “Company”) entered into option agreements with members of its management. The disclosure provided in response to Item 2.01 below in regard to the option grants is incorporated into this item.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2012, the Board of Directors approved the granting of management bonuses recommend by the Compensation Committee. These cash and equity bonuses were granted to executive officers of the Company and its Colombian subsidiary in connection with the achievement of performance goals set for calendar year 2011. The following table discloses the cash bonuses granted:

Name	Office	Amount
Ronald G. Stovash	CEO	$40,000
Carlos Soto	President of Colombian Subsidiary	$42,000
James A. Flores	CFO	$24,000
John Rice	General Manager Projects	$12,000
Liliana Rodriguez	Vice-President of Colombian Subsidiary	$17,500

In addition the following options were granted to management. Each option was granted under the Company’s 2010 Equity Incentive Plan and is exercisable at $1.70 per share. The options are exercisable for a period of five years and are subject to the following vesting schedule: one-third immediately and one-third on each of the next two calendar year ends, provided the individuals remain an employee of the Company during the vesting period. The options will vest immediately upon death or retirement.

Name	Office	No. of Options Granted
Ronald G. Stovash	CEO	37,800
Carlos Soto	President of Colombian Subsidiary	40,100
James A. Flores	CFO	22,700
John Rice	General Manager Projects	11,400
Liliana Rodriguez	Vice-President of Colombian Subsidiary	16,600

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colombia Energy Resources, Inc.

Date: March 8, 2012	By:	/s/ Ronald G. Stovash
Ronald G. Stovash, Chief Executive Officer

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